================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 14, 1997


                         AAMES CAPITAL ACCEPTANCE CORP.
                           ON BEHALF OF AAMES CAPITAL
                               OWNER TRUST 1997-1
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                       333-21219               95-4619902
(State or other jurisdiction            (Commission           (I.R.S. employer
     of incorporation)                  file number)         identification no.)


        3731 WILSHIRE BOULEVARD
        LOS ANGELES, CALIFORNIA                                     90010
----------------------------------------                          ----------
(Address of principal executive offices)                          (ZIP Code)

                                (213) 640-4900
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   NO CHANGE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




================================================================================

Item 5.  Other Events

         Aames Capital Acceptance Corp. (the "Transferor") and Aames Capital Corporation (the "Servicer") registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Transferor, on behalf of Aames Capital Owner Trust 1997-1 (the "Issuer") filed a Prospectus Supplement, and a Prospectus, each dated March 18, 1997 (collectively, the "Prospectus"), relating to $415,000,000 aggregate principal amount of Adjustable Rate Asset-Backed Bonds, Series 1997-1 (the "Bonds"), issued by the Issuer on March 26, 1997 (the "Closing Date").

         The Bonds were issued pursuant to an Indenture dated as of March 1, 1997 between the Issuer and Bankers Trust Company of California, N.A. (the "Indenture Trustee") and secured by a trust estate consisting primarily of (i) a pool (the "Mortgage Pool") of adjustable rate mortgage loans (together, the "Initial Mortgage Loans"), (ii) funds on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Indenture Trustee; and (iii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "Bond Insurer"). On the Closing Date, cash in the amount of $82,720,605 (the "Prefunding Account Deposit") was deposited in the Prefunding Account in the name of the Indenture Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans (the "Additional Mortgage Loans") satisfying the criteria specified in the Servicing Agreement, dated as of March 1, 1997, between the Issuer, the Servicer and the Indenture Trustee (the "Servicing Agreement"), and subject to the approval of the Bond Insurer on or before April 14, 1997.

         The Indenture Trustee, the Transferor, the Issuer and Aames Capital Corporation, as Seller, entered into an Additional Mortgage Loan Conveyance Agreement, dated as of March 1, 1997 (the "Additional Mortgage Loan Conveyance Agreement"). Pursuant to the Additional Mortgage Loan Conveyance Agreement, the Trust purchased $82,623,774.89 aggregate principal balance of Additional Mortgage Loans for a purchase price of $78,493,511.11.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. A Current Report on Form 8-K was filed on April 29, 1997 to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Bonds. This Current Report on Form 8-KA is being filed to further update the description of the Mortgage Pool contained in the Prospectus. Annex A which follows contains a description of the final Mortgage Pool, including tabular information presenting current statistical information corresponding to the data presented in the Prospectus in tabular form.

         Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-21219.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Underwriting Agreement, dated March 18, 1997, between Aames Capital Acceptance Corp., as Transferor, and Credit Suisse First Boston Corporation, as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.*

         1.2 Pricing Agreement, dated March 18, 1997, between Aames Capital Acceptance Corp., as Transferor, and Credit Suisse First Boston Corporation, as Representative of the several Underwriters named in Schedule I thereto.*

         3.1 Trust Agreement, dated as of March 1, 1997, between Aames Capital Acceptance Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee.*

         4.1 Indenture, dated as of March 1, 1997, between Aames Capital Owner Trust 1997-1, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.*

         4.2 Servicing Agreement, dated as of March 1, 1997, between Aames Capital Owner Trust 1997-1, as Issuer, Aames Capital Corporation, as Servicer, and Bankers Trust Company of California, N.A., as Indenture Trustee.*

         4.3 Financial Guarantee Insurance Policy issued by the Bond Insurer, Financial Security Assurance Inc.*

         10.1 Initial Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, between Aames Capital Corporation, as Seller, and Aames Capital Acceptance Corp., as Purchaser.*

         10.2 Mortgage Loan Contribution Agreement, dated as of March 1, 1997, between Aames Capital Acceptance Corp., as Transferor, and Aames Capital Owner Trust 1997-1, as Transferee.*

         10.3 Additional Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, between Aames Capital Corporation, as Seller, Aames Capital Acceptance Corp., as Transferor, Aames Capital Owner Trust 1997-1, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.*

-----------
* Filed as Exhibits to the Issuer's Current Report on Form 8-K dated April 14, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AAMES CAPITAL ACCEPTANCE CORPORATION



                                      By: /s/ Gregory J. Witherspoon
                                          --------------------------------------
                                          Gregory J. Witherspoon
                                          Executive Vice President - Finance and
                                          Chief Financial Officer



Dated:  May 1, 1997

                                    ANNEX A:

                        DESCRIPTION OF THE MORTGAGE POOL

         The following is a brief description of certain terms of the Mortgage Loans, including the Additional Mortgage Loans. Information contained herein is presented with respect to the Mortgage Loans and the Additional Mortgage Loans as of the applicable Cut-off Dates. The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the applicable Cut-off Dates. The Mortgage Pool consists of 4,254 Mortgage Loans and has an aggregate principal balance of $422,970,435.84.

         The Aggregate Principal Balance of the Mortgage Loans was $422,970,435.84. Approximately 87.00%, 5.56%, 7.42% and 0.02% of the Mortgaged
Properties (by applicable Cut-off Date Principal Balance) were single family residences, two- to four-family residences, units in condominium and planned unit developments and manufactured housing units, respectively, and no more than 0.31% of the Mortgage Loans (by applicable Cut-off Date Principal Balance) were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan did not exceed 109.00% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans was approximately 71.38%. The maximum and average loan size of the Mortgage Loans were $812,500.00 and $99,501.31, respectively.
The average appraised value of the Mortgaged Properties was $144,138.15.

         Approximately 82.33% of the Mortgage Loans, measured by the sum of the outstanding balances of Initial Mortgage Loans as of the Statistical Calculation Date and the outstanding balances of Additional Mortgage Loans as of March 31, 1997 (such sum, the "Measurement Balance"), have the interest rate thereof adjusted on the basis of the six-month London Interbank Offered Rate and approximately 17.67% of the Mortgage Loans (by Measurement Balance) have the interest rate thereof adjusted on the basis of the one-year CMT index. Each Mortgage Loan has an interest rate adjustment cap of 0.00% to 3.00% above the then current interest rate for such Mortgage Loan. The Mortgage Loans have a weighted average initial periodic rate adjustment cap equal to approximately 1.42% (by Measurement Balance). The weighted average Mortgage Interest Rate (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans, and weighted by Measurement Balance) was approximately 10.11% per annum. The Mortgage Loans have a weighted average gross margin (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans, and weighted by Measurement Balance) of approximately 6.63%. The initial gross margin for the Mortgage Loans (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans) ranged from approximately 3.375% to 14.375%. The interest rates borne by the Mortgage Loans (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans) ranged from approximately 5.380% per annum to approximately 16.500% per annum. The Maximum Rates at which interest may accrue on the Mortgage Loans (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans) ranged from 8.750% per annum to 23.500% per annum. The Mortgage Loans had a weighted average Maximum Rate (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997) in the case of the Additional Mortgage Loans, and weighted by Measurement Balance) of approximately 16.59% per annum. The Minimum Rates at which interest may accrue on the Mortgage Loans after their respective first interest adjustment dates (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans) ranged from approximately 4.750% per annum to approximately 16.500% per annum. The weighted average Minimum Rate (taken as of the Statistical Calculation Date in the case of the Initial Mortgage Loans, and as of March 31, 1997 in the case of Additional Mortgage Loans, and weighted by Measurement Balance) is approximately 10.07% per annum.

         The Mortgage Loans have original terms to maturity of up to 30 years.

         The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356.54 months. The weighted average original term to maturity of the Mortgage Loans was approximately 358.88 months. The weighted average seasoning of the Mortgage Loans was less than two months.

         Approximately 0.02% of the Mortgage Loans are Balloon Loans.

                              CURRENT POOL BALANCE

       RANGE OF CURRENT                   NUMBER OF             AGGREGATE UNPAID           PERCENTAGE OF
      PRINCIPAL BALANCES                MORTGAGE LOANS          PRINCIPAL BALANCE          POOL BALANCE
      ------------------                --------------          -----------------          -------------
      0.01 to  25,000.00 ...........            144             $  3,138,065.54                  0.74%
 25,000.01 to  50,000.00 ...........            800               31,273,013.49                  7.39%
 50,000.01 to  75,000.00 ...........            982               61,593,331.60                 14.56%
 75,000.01 to 100,000.00 ...........            779               68,104,889.48                 16.10%
100,000.01 to 125,000.00 ...........            533               59,516,135.97                 14.07%
125,000.01 to 150,000.00 ...........            333               45,644,174.85                 10.79%
150,000.01 to 175,000.00 ...........            210               33,913,453.56                  8.02%
175,000.01 to 200,000.00 ...........            135               26,525,816.51                  6.03%
200,000.01 to 225,000.00 ...........             95               20,262,447.45                  4.79%
225,000.01 to 250,000.00 ...........             69               16,468,182.25                  3.89%
250,000.01 to 275,000.00 ...........             46               12,088,246.50                  2.86%
275,000.01 to 300,000.00 ...........             39               11,209,744.73                  2.65%
300,000.01 to 325,000.00 ...........             19                5,985,307.36                  1.42%
325,000.01 to 350,000.00 ...........             25                8,472,980.95                  2.00%
350,000.01 to 400,000.00 ...........             22                8,452,578.24                  2.00%
Above 400,000 ......................             23               11,322,067.33                  2.68%
                                              -----             ---------------                ------
        Total.......................          4,254             $422,970,435.84                100.00%
                                              =====             ===============                ======

                           ORIGINAL TERM TO MATURITY

ORIGINAL TERMS TO         NUMBER OF             AGGREGATE UNPAID           PERCENTAGE OF
MATURITY (MONTHS)       MORTGAGE LOANS          PRINCIPAL BALANCE           POOL BALANCE
-----------------       --------------          -----------------       --------------------
 60...................          1               $     25,788.76                 0.01%
180...................         44                  2,582,500.65                 0.61
360...................      4,209                420,362,146.43                99.38
                            -----               ---------------               ------
    Total.............      4,254               $422,970,435.84               100.00%
                            =====               ===============               ======

                           REMAINING TERM TO MATURITY

     RANGE OF
REMAINING TERMS TO        NUMBER OF             AGGREGATE UNPAID           PERCENTAGE OF
MATURITY (MONTHS)       MORTGAGE LOANS          PRINCIPAL BALANCE          POOL BALANCE
-----------------       --------------          -----------------          -------------
  0 to 120............          1               $     25,788.76                 0.01%
121 to 180............         44                  2,582,500.65                 0.61%
301 to 360............      4,209                420,362,146.43                99.38%
                            -----               ---------------               ------
    Total.............      4,254               $422,970,435.84               100.00%
                            =====               ===============               ======

                        RANGE OF MORTGAGE INTEREST RATES

     RANGE OF
MORTGAGE INTEREST         NUMBER OF             AGGREGATE UNPAID           PERCENTAGE OF
      RATES             MORTGAGE LOANS          PRINCIPAL BALANCE          POOL BALANCE
-----------------       --------------          -----------------          -------------
 5.000 to  5.999......          8               $  1,071,053.39                 0.25%
 6.000 to  6.999......         23                  2,622,544.30                 0.62%
 7.000 to  7.999......        186                 23,240,529.82                 5.49%
 8.000 to  8.999......        726                 83,974,890.66                19.85%
 9.000 to  9.999......      1,119                122,982,039.71                29.08%
10.000 to 10.999......        897                 86,338,021.15                20.41%
11.000 to 11.999......        499                 42,426,997.16                10.03%
12.000 to 12.999......        427                 33,087,233.87                 7.82%
13.000 to 13.999......        252                 17,436,906.32                 4.12%
14.000 to 14.999......         99                  8,572,743.00                 2.03%
15.000 to 15.999......         17                  1,194,113.66                 0.28%
16.000 and above......          1                     23,382.80                 0.01%
                            -----               ---------------               ------
    Total.............      4,254               $422,970,435.84               100.00%
                            =====               ===============               ======

                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

  RANGE OF                        NUMBER OF          AGGREGATE UNPAID        PERCENTAGE OF
MAXIMUM RATES                   MORTGAGE LOANS       PRINCIPAL BALANCE       POOL BALANCE
-------------                   --------------       -----------------       ------------
 8.001 to  9.000 . . . . . . .          1             $    138,000.00             0.03%
12.001 to 13.000 . . . . . . .         19                2,321,387.27             0.55%
13.001 to 14.000 . . . . . . .         98               12,904,764.87             3.05%
14.001 to 15.000 . . . . . . .        412               49,033,919.27            11.59%
15.001 to 16.000 . . . . . . .        982              113,837,745.44            26.91%
16.001 to 17.000 . . . . . . .      1,058              108,351,137.54            25.62%
17.001 to 18.000 . . . . . . .        683               60,415,184.88            14.28%
18.001 to 19.000 . . . . . . .        475               39,196,523.43             9.27%
19.001 to 20.000 . . . . . . .        331               23,149,535.96             5.47%
20.001 to 21.000 . . . . . . .        150               10,405,995.58             2.46%
21.001 to 22.000 . . . . . . .         44                3,192,878.80             0.75%
22.001 and above . . . . . . .          1                   23,362.80             0.01%
                                    -----             ---------------           -------
        Total  . . . . . . . .      4,254             $422,970,435.84           100.00%
                                   ======             ===============           =======


                        RANGE OF MINIMUM MORTGAGE RATES

RANGE OF MINIMUM                   NUMBER OF          AGGREGATE UNPAID        PERCENTAGE OF
 MORTGAGE RATES                  MORTGAGE LOANS       PRINCIPAL BALANCE       POOL BALANCE
-------------                   --------------       -----------------       ------------
 4.001 to  5.000 . . . . . . .          2             $    471,171.66             0.11%
 5.001 to  6.000 . . . . . . .         33                5,041,677.14             1.19%
 6.001 to  7.000 . . . . . . .         81               10,101,062.02             2.39%
 7.001 to  8.000 . . . . . . .        183               21,786,383.50             5.15%
 8.001 to  9.000 . . . . . . .        693               79,195,916.02            18.72%
 9.001 to 10.000 . . . . . . .      1,069              116,858,247.48            27.63%
10.001 to 11.000 . . . . . . .        906               87,331,684.43            20.65%
11.001 to 12.000 . . . . . . .        518               43,962,751.40            10.39%
12.001 to 13.000 . . . . . . .        430               33,258,502.35             7.86%
13.001 to 14.000 . . . . . . .        227               15,946,858.16             3.77%
14.001 to 15.000 . . . . . . .         99                8,093,345.30             1.91%
15.001 to 16.000 . . . . . . .         12                  899,473.58             0.21%
16.001 and above . . . . . . .          1                   23,362.80             0.01%
                                   ------             ---------------           -------
        Total  . . . . . . . .      4,254             $422,970.435.84           100.00%
                                   ======             ===============           =======


                             RANGE OF GROSS MARGINS

  RANGE OF                        NUMBER OF          AGGREGATE UNPAID        PERCENTAGE OF
GROSS MARGINS                   MORTGAGE LOANS       PRINCIPAL BALANCE       POOL BALANCE
-------------                   --------------       -----------------       ------------
 3.000 to  3.999 . . . . . . .         10             $  1,494,752.77             0.35%
 4.000 to  4.999 . . . . . . .        268               29,544,247.94             6.98%
 5.000 to  5.999 . . . . . . .      1,057              112,822,039.97            26.67%
 6.000 to  6.999 . . . . . . .      1,007              109,223,287.72            25.82%
 7.000 to  7.999 . . . . . . .      1,068              101,144,618.35            23.91%
 8.000 to  8.999 . . . . . . .        624               50,905,774.66            12.04%
 9.000 to  9.999 . . . . . . .        185               15,527,493.68             3.67%
10.000 to 10.999 . . . . . . .         34                2,277,220.75             0.64%
14.000 to 14.999 . . . . . . .          1                   31,000.00             0.01%
                                   ------             ---------------           -------
        Total  . . . . . . . .      4,254             $422,970,435.84           100.00%
                                   ======             ===============           =======

                  MORTGAGE INTEREST RATE ADJUSTMENT FREQUENCY


FREQUENCY OF                                   NUMBER OF        AGGREGATE UNPAID      PERCENTAGE OF
ADJUSTMENT                                   MORTGAGE LOANS     PRINCIPAL BALANCE     POOL BALANCE
------------                                 --------------     -----------------     -------------
 6........................................        3,524          $342,252,712.12           80.92
12........................................          730            80,717,723.72           19.08
                                                  -----          ---------------          ------
        Total.............................        4,254          $422,970,435.84          100.00%
                                                  =====          ===============          ======


              PERIODS TO NEXT ADJUSTMENT OF MORTGAGE INTEREST RATE

   RANGE OF
PERIODS TO NEXT                                NUMBER OF        AGGREGATE UNPAID         PERCENTAGE OF
  ADJUSTMENT                                 MORTGAGE LOANS     PRINCIPAL BALANCE     INITIAL POOL BALANCE
---------------                              --------------     -----------------     --------------------
 0 to  1..................................           44          $  5,062,287.66               1.20%
 2 to 12..................................        1,863           200,484,729.04              47.40
13 to 24..................................        2,157           199,904,937.12              47.26
25 to 36..................................          171            15,855,818.64               3.75
37 to 48..................................            2               229,467.95               0.05
49 and above..............................           17             1,433,195.43               0.34
                                                  -----          ---------------             ------
        Total.............................        4,254          $422,970,435.84             100.00%
                                                  =====          ===============             ======


                 INDEX USED TO DETERMINE MORTGAGE INTEREST RATE


                                               NUMBER OF        AGGREGATE UNPAID         PERCENTAGE OF
     INDEX                                   MORTGAGE LOANS     PRINCIPAL BALANCE     INITIAL POOL BALANCE
---------------                              --------------     -----------------     --------------------
One-year CMT index.........................         658          $ 74,725,969.52              17.67
Six-month London Interbank Offered Rate....       3,596           348,244,466.32              82.33
                                                  -----          ---------------             ------
        Total..............................       4,254          $422,970,435.84             100.00%
                                                  =====          ===============             ======

                              LOAN-TO-VALUE RATIOS



     RANGE OF               NUMBER OF       AGGREGATE UNPAID       PERCENTAGE OF
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    PRINCIPAL BALANCE       POOL BALANCE
--------------------     --------------    -----------------       -------------

10.01 to 15.00...........        1          $     30,000.00             0.01%
15.01 to 20.00...........        6               256,769.18             0.06%
20.01 to 25.00...........       13               575,239.30             0.14%
25.01 to 30.00...........       19             1,514,346.78             0.36%
30.01 to 35.00...........       32             1,676,856.73             0.40%
35.01 to 40.00...........       26             2,361,915.92             0.56%
40.01 to 45.00...........       51             3,915,827.64             0.93%
45.01 to 50.00...........      112            10,034,219.54             2.37%
50.01 to 55.00...........      113             9,157,858.14             2.17%
55.01 to 60.00...........      289            24,115,085.52             5.70%
60.01 to 65.00...........      892            69,641,517.74            16.46%
65.01 to 70.00...........      569            58,012,274.03            13.72%
70.01 to 75.00...........      939           102,991,158.63            24.35%
75.01 to 80.00...........      881           100,439,287.70            23.75%
80.01 to 85.00...........      263            31,764,447.02             7.51%
85.01 to 90.00...........       43             5,767,112.00             1.36%
90.01 to 95.00...........        2               455,781.00             0.11%
95.01 to 100.00..........        1               134,767.47             0.03%
Over 100.01..............        2               125,971.50             0.03%

                             -----          ---------------           -------
        Total............    4,254          $422,970,435.84           100.00%
                             =====          ===============           =======


                           TYPE OF MORTGAGED PROPERTY

                                                  NUMBER OF           AGGREGATE UNPAID        PERCENTAGE OF
PROPERTY TYPE                                   MORTGAGE LOANS        PRINCIPAL BALANCE       POOL BALANCE
-------------                                   --------------        -----------------       -------------
Manufactured Housing............................        2              $     99,966.31              0.02%
Two- to Four-Family Residences..................      276                23,537,904.10              5.56
Condominiums and Planned Unit Developments......      293                31,363,321.78              7.42
Single Family Residence.........................    3,683               367,969,243.65             87.00
                                                    -----              ---------------            -------
        Total...................................    4,254              $422,970,435.84            100.00%
                                                    =====              ===============            =======


                                OCCUPANCY STATUS

                                                  NUMBER OF           AGGREGATE UNPAID        PERCENTAGE OF
OCCUPANCY STATUS                                MORTGAGE LOANS        PRINCIPAL BALANCE       POOL BALANCE
----------------                                --------------        -----------------       -------------
Not Owner Occupied/Investment...................      384               $ 23,304,968.40            5.51%
Owner Occupied/2nd Home.........................    3,870                399,665,467.44           94.49%
                                                    -----               ---------------          -------
        Total...................................    4,254               $422,970,435.84          100.00%
                                                    =====               ===============          =======


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                       NUMBER OF      AGGREGATE UNPAID      PERCENTAGE OF
STATE                MORTGAGE LOANS   PRINCIPAL BALANCE     POOL BALANCE
-----                --------------   -----------------     -------------

Alaska ...........        3           $    237,950.00            0.06%
Arizona ..........      138             13,810,754.17            3.27%
Arkansas .........       10                961,805.27            0.23%
California .......      439             59,256,365.24           14.01%
Colorado .........      228             25,667,343.72            6.07%
Connecticut ......      211             19,921,070.70            4.71%
Delaware .........        5                419,269.25            0.10%
Florida ..........      362             35,252,865.43            8.33%
Georgia ..........       94              9,054,781.50            2.14%
Hawaii ...........       57             11,099,794.76            2.62%
Idaho ............       17              1,187,185.19            0.28%
Illinois .........      343             33,322,836.50            7.88%
Indiana ..........       81              5,456,488.67            1.29%
Iowa .............       10                491,947.46            0.12%
Kansas ...........       10                747,495.95            0.18%
Kentucky .........       29              1,579,239.52            0.37%
Louisiana ........       14              1,411,562.39            0.33%
Maine ............        5                292,414.82            0.07%
Maryland .........      183             18,324,890.08            4.33%
Massachusetts ....      100             11,477,642.54            2.71%
Michigan .........      122             11,110,608.96            2.63%
Minnesota ........       60              5,481,302.58            1.30%
Mississippi ......        5                400,500.00            0.09%
Missouri .........       85              5,135,779.08            1.21%
Montana ..........       15              1,156,619.62            0.27%
Nebraska .........        2                 73,103.20            0.02%
Nevada ...........       25              2,511,166.32            0.59%
New Hampshire ....       18              1,702,600.95            0.40%
New Jersey .......      106             12,921,172.97            3.05%
New Mexico .......       16              1,404,585.96            0.33%
New York .........      110             14,037,296.02            3.32%
North Carolina ...      151              9,963,079.26            2.36%
Ohio .............      271             19,042,422,90            4.50%
Oklahoma .........       12                677,966.14            0.16%
Oregon ...........      114             12,121,535.84            2.87%
Pennsylvania .....      130              9,045,582.79            2.14%
Rhode Island .....       25              2,104,898.89            0.50%
South Carolina ...       45              2,683,919.61            0.63%
South Dakota .....        4                198,490.44            0.05%
Tennessee ........       17              1,196,069.08            0.28%
Texas ............      106              9,281,732.97            2.19%
Utah .............      142             14,682,887.68            3.47%
Vermont ..........        6                483,724.11            0.11%
Virginia .........       51              6,506,490.03            1.54%
Washington .......      201             23,233,271.18            5.49%
Washington, DC ...       45              3,811,313.94            0.90%
West Virginia ....        4                152,810.36            0.04%
Wisconsin ........       23              1,588,279.72            0.38%
Wyoming ..........        4                287,522.08            0.07%
                      -----           ---------------          ------
        Total ....    4,254           $422,970,435.84          100.00%
                      =====           ===============          ======

                      TYPE OF LOAN BY AMORTIZATION METHOD

                          NUMBER OF      AGGREGATE UNPAID    PERCENTAGE OF
AMORTIZATION METHOD     MORTGAGE LOANS   PRINCIPAL BALANCE   POOL BALANCE
-------------------     --------------   -----------------   --------------
Fully Amortizing......      4,252        $422,873,135.84         99.98%
Balloon...............          2              97,300.00          0.02%
                            -----        ---------------        -------
        Total.........      4,254        $422,970,435.84        100.00%
                            =====        ===============        =======



                       ORIGINATORS OF THE MORTGAGE LOANS

                           NUMBER OF    AGGREGATE UNPAID    PERCENTAGE OF
ORIGINATOR              MORTGAGE LOANS  PRINCIPAL BALANCE   POOL BALANCE
----------              --------------  -----------------   -------------
Affiliated............      1,755        $154,120,312.35         36.44
Unaffiliated..........      2,499         268,850,123.49         63.56
                            -----        ---------------        ------
        Total.........      4,254        $422,970,435.84        100.00%
                            =====        ===============        ======

                                 EXHIBIT INDEX


Exhibit No.                         Description of Exhibit
-----------                         ----------------------
   1.1        Underwriting Agreement, dated March 18, 1997, between Aames Capital Acceptance
              Corp., as Transferor, and Credit Suisse First Boston Corporation, as
              Representative of the several Underwriters named in Schedule I to the Pricing
              Agreement.*

   1.2        Pricing Agreement, dated March 18, 1997, between Aames Capital Acceptance
              Corp., as Transferor, and Credit Suisse First Boston Corporation, as
              Representative of the several Underwriters named in Schedule I thereto.*

   3.1        Trust Agreement, dated as of March 1, 1997, between Aames Capital Acceptance
              Corp., as Depositor, and Wilmington Trust Company, as Owner Trustee.*

   4.1        Indenture, dated as of March 1, 1997, between Aames Capital Owner Trust 1997-1, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.*

   4.2        Servicing Agreement, dated as of March 1, 1997, between Aames Capital Owner
              Trust 1997-1, as Issuer, Aames Capital Corporation, as Servicer, and Bankers
              Trust Company of California, N.A., as Indenture Trustee.*

   4.3        Financial Guarantee Insurance Policy issued by the Bond Insurer, Financial
              Security Assurance Inc.*

   10.1       Initial Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, between
              Aames Capital Corporation, as Seller, and Aames Capital Acceptance Corp., as
              Purchaser.*

   10.2       Mortgage Loan Contribution Agreement, dated as of March 1, 1997, between Aames
              Capital Acceptance Corp., as Transferor, and Aames Capital Owner Trust 1997-1,
              as Transferee.*

   10.3       Additional Mortgage Loan Conveyance Agreement, dated as of March 1, 1997, between Aames Capital Corporation, as Seller, Aames Capital Acceptance Corp.,
              as Transferor, Aames Capital Owner Trust 1997-1, as Issuer, and Bankers Trust
              Company of California, N.A., as Indenture Trustee.*

-------------------------
*Filed as Exhibits to Issuer's Current Report on Form 8-K dated April 29, 1997.